Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THAT SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 23, 2001, by and among ONKYO AMERICA, INC., an Indiana corporation, as successor by merger to Onkyo Acquisition Corporation, an Indiana corporation (the "Company"), the financial institutions that are or may from time to time become parties to the Credit Agreement (as defined below) (together with their respective successors and assigns, the "Lenders"), and GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company, as agent ("Agent") for the Lenders.

                                   BACKGROUND


         A. Company, Agent and Lenders entered into a Credit Agreement dated as of August 31, 2000 (as amended from time to time, including by that certain First Amendment to Credit Agreement dated as of January 1, 2001 and as amended by this Amendment, the "Agreement").

         B.       The parties wish to amend the Agreement as set forth herein.

         THEREFORE, in consideration of the mutual promises and agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

                              TERMS AND CONDITIONS

         1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated into this Amendment by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with this Amendment, such terms and provisions in the Agreement shall be deemed superseded hereby. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties hereto.

         2.       Excess Availability.      The excess  Availability
requirement as set forth in Section 10.6.5 of the Agreement (the "Availability Covenant"), is temporarily reduced from $1,125,000 to $625,000 through the earlier of July 31, 2001 or the dates set forth below. The Availability Covenant shall increase as follows:

                  (a) To $1,125,000 on March 9, 2001 if by such date a third party acceptable to Agent has not purchased a $1 million subordinated participation in the Loans to Company (pursuant to the terms of a Subordinated Participation Agreement in form and substance acceptable to Agent in its sole discretion).

                  (b) At a rate of $75,000 per month commencing August 1, 2001 and continuing on the first day of each month thereafter until the Availability Covenant is $1,500,000.00.

                  (c)      In an amount as called for by Section 4 below.

         3.       New Section 10.28.   The following is added as Section 10.28
 of the Agreement:


                  10.28 Subordinated Participation. (a) On or before March 1, 2001, Company shall cause GTI (the "Subordinated Participant") to purchase a $1,000,000 subordinated participation in the Loans pursuant to a Subordinated Participation Agreement in form and substance acceptable to Agent (the "Subordinated Participation") and $450,000 of the equity contributed by GTI in January, 2001 will be converted to debt and treated as part of the subordinated participation owned by Subordinated Participant. One million dollars of the Subordinated Participation will be advanced by Agent to Company in the form of a term loan to be memorialized by a promissory note in form and substance satisfactory to Agent ("Term Loan C"). Term Loan C shall be part of the Loans for all purposes.

                  (b) As between Lenders and the Subordinated Participant, Term Loan C shall be treated as subordinate to all other Loans and the principal balance of Term Loan C may not be repaid prior to the repayment of all other Loans unless either of the following sets of conditions are satisfied:

1. (i) No Event of Default has occurred and is continuing, (ii) the Availability Covenant is $1,500,000, (iii) at least 95% of
                                    Company's accounts payable are less than 60 days from invoice date for 2 consecutive calendar months, (iv) Agent completes a field examination and is satisfied with the results thereof in its sole discretion, and
                                    (v) excess Availability is at least
                                    $2,500,000 after the payment in question.

2. (i) No Event of Default has occurred and is continuing, and (ii) Company obtains cash equity infusion(s) or additional subordinated debt on terms satisfactory to Agent (including, without limitation, pricing and terms of subordination and repayment) (the "Infusions"). Provided, however, that Term Loan C may only be repaid out of Infusions to the extent provided in
                                    Section 10.29.

         4. New Section 10.29. The following is added as Section 10.29 of the Agreement:

                  10.29 Use of Infusions. Any Infusions received by Company after the date of the Second Amendment to Credit Agreement shall be used as follows:

                  (a) the first $500,000 will be applied against the Revolving Outstandings, with a simultaneous increase in the Availability Covenant equal to the lesser of (i) $500,000, or (ii) the amount necessary to increase the Availability Covenant to $1,500,000;

                  (b) the next $1,000,000 received will be applied to repay Term Loan C; and

                  (c) any additional funds will be applied 50% to reduce the Revolving Outstandings (with a simultaneous increase in the Availability Covenant to the extent the same is less than $1,500,000) and 50% to repay Term Loan C.

         5. Term Loan B Amortization. Schedule 3.1 to the Agreement is amended and restated as Schedule 3.1 attached hereto.

         6. Prohibition of Certain Payments. Notwithstanding anything to the contrary in the Loan Documents or in any subordination agreements executed in favor of Lenders by any of Company's creditors, until the following conditions are satisfied to Agent's reasonable satisfaction, Company shall not pay the following (collectively, "Non-Senior Payments"): (i) interest or fees on any Subordinated Debt, (ii) Management Fee Payments, or (iii) any trade payable or royalty payments owing to Onkyo Corporation:

(a) The Fixed Charge Coverage Ratio exceeds 1.15:1, after giving effect to any proposed Non-Senior Payments;

(b) The Senior Debt to EBITDA Ratio is less than 3.0:1, after giving effect to any proposed Non-Senior Payments;

(c) Company will be in compliance with all material financial covenants in the Agreement after giving effect to the proposed Non-Senior Payments;

(d)      No Event of Default has occurred or is continuing; and

(e) Excess Availability is $1.5 million after giving effect to the proposed Non-Senior Payments.

         7. Fixed Charge Coverage Ratio. Section 10.6.1 of the Agreement is hereby amended in its entirety to read as follows:

                  10.6.1 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio for any Coverage Ratio Computation Period (measured at each month end) to be less than the applicable ratio set forth below for such Coverage Ratio Computation Period:

        Coverage Ratio                                       Fixed Charge
        Computation Period                                   Coverage Ratio

January, 2001 through March, 2001 (each month end) 0.25:1 April, 2001 through June, 2001 (each month end) 0.50:1 July, 2001 through September, 2001 (each month end) 0.75:1 October, 2001 and November, 2001 (each month end) 1.00:1 December, 2001 and each month thereafter 1.25:1

         8. Senior Debt to EBITDA Ratio Section 10.6.2 of the Agreement is hereby amended in its entirety to read as follows:

                  10.6.2 Senior Debt to EBITDA Ratio. Not permit the Senior Debt to EBITDA Ratio as of the last day of any (i) Coverage Ratio Computation Period multiplied by the Annualized Multiplier of such period (for all such periods ending on or before August 31, 2001), and
         (ii) Computation Period commencing September 1, 2001, to exceed the applicable ratio set forth below for such Coverage Ratio Computation Period or Computation Period (as applicable):

Senior Debt to Computation Period EBITDA Ratio

January, 2001 through March, 2001 (each month end)      7.50:1
April, 2001 through June, 2001 (each month end)         5.75:1
July, 2001 through September, 2001 (each
month end) 4.00:1
October, 2001 through December, 2001 (each month end)   3.75:1
January, 2002 and each month end thereafter             2.50:1

         9. T otal Debt to EBITDA Ratio. Section 10.6.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  10.6.3 Total Debt to EBITDA Ratio. Not permit the Total Debt to EBITDA Ratio as of the last day of any (i) Coverage Ratio Computation Period multiplied by the Annualized Multiplier of such period (for all periods ending on or before August 31, 2001), and (ii) Computation Period commencing September 1, 2001, to exceed the applicable ratio set forth below for such Coverage Ratio Computation Period or Computation Period (as applicable):


                                                          Total Debt to
     Computation Period                                   EBITDA Ratio

January, 2001 through March, 2001 (each month end)            11.00:1
April, 2001 through June, 2001 (each month end)                8.50:1
July, 2001 through September, 2001 (each month end)            6.25:1
October, 2001 through December, 2001 (each month end)          5.50:1
January, 2002 and each month end thereafter                    4.00:1

         10. Limited Waiver of Certain Financial Covenants. Agent and Lenders hereby waive Company's compliance with the financial covenants set forth in
Section 10.6.1, Section 10.6.2 and Section 10.6.3 of the Agreement for the period ending December 31, 2000. Nothing in this Amendment shall be construed to mean that any such waiver of the financial covenants specified above for such period will extend to any other period.

         11. Representations, Covenants and Warranties; No Default. Except for the representations and warranties of Company made as of a particular date, the representations, covenants and warranties set forth in Section 9 of the Agreement shall be deemed remade as of the date hereof by Company; provided, however, that any and all references to the Agreement in such representations and warranties shall be deemed to include this Amendment. After giving effect to the waiver described in Section 10 of this Amendment, no Event of Default has occurred and is continuing and no event has occurred and is continuing which, with the lapse of time, the giving of notice, or both, would constitute such an Event of Default under the Agreement.

         12. Fees and Expenses. The Company agrees to pay on demand all costs and expenses of or incurred by Agent and Lenders in connection with the evaluation, negotiation, preparation, execution and deliver of this Amendment and the other instruments and documents executed and delivered in connection with the transactions described herein (including the filing or recording thereof), including, but not limited to, the fees and expenses of counsel for the Agent and any future amendments to the Agreement. In addition, in consideration of the accommodations set forth herein, the Company hereby agrees to pay to the Agent on the date hereof, an amendment fee in the amount $100,000.00 which shall be fully earned on the date hereof but payable on the earlier of (i) termination or expiration of the Agreement, (ii) the Termination Date, or (iii) payment in full of all Loans.

         13. Effectuation. The amendments to the Agreement contemplated by this Amendment shall be deemed effective immediately upon the full execution of this Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

         14. Continuing Effect. Except as otherwise specifically set forth herein, the provision of the Agreement shall remain in full force and effect.

         15. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

ONKYO AMERICA, INC. f/k/a
Onkyo Acquisition Corporation


By:
--------------------------------------------------
Name:
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Title:
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GMAC BUSINESS CREDIT, LLC
as Agent


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
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GMAC BUSINESS CREDIT, LLC
as Lender


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
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NATIONAL CITY BANK OF INDIANA
as Lender


By:
--------------------------------------------------
Name:
------------------------------------------------
Title:
-----------------------------------------------

                              OFFICERS' CERTIFICATE

The undersigned, a duly authorized officer of ONKYO AMERICA, INC. f/k/a Onkyo Acquisition Corporation, INC. ("Company"), certifies to GMAC Business Credit, LLC ("Agent") as follows:

         1. Company has requested that Agent and Lenders amend the Credit Agreement dated August 31, 2000 (as amended, the " Agreement") as provided in the Second Amendment to Credit Agreement dated as of February __, 2001 (the "Amendment").

         2. No further approvals or authorizations are necessary for Company to execute the Amendment or any notes, agreements or documents executed or delivered in connection with the Amendment.


_______________________________

Title:_________________________


Dated:  February ___, 2001

                 REAFFIRMATION OF GUARANTIES AND LOAN DOCUMENTS

         The undersigned (the "Guarantors") hereby acknowledge and consent to the amendment of the Agreement contained in the foregoing Second Amendment to Credit Agreement, acknowledge and reaffirm their obligations owing to Agent and Lenders under those certain Guaranties dated August 31, 2000 (the "Guaranties) and any other Loan Documents to which they are a party, and agree that such Guaranties and Loan Documents are and shall remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, Guarantors understand that Lenders have no obligation to inform Guarantors of such matters in the future or to seek the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

GLOBAL TECHNOVATIONS, INC.

By:
-------------------------------------------------

Title:
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ONKYO AMERICA SPECIALTY PRODUCTS, INC.

By:
-------------------------------------------------

Title:
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




                  REAFFIRMATION OF SUBORDINATION AGREEMENT AND
                                 LOAN DOCUMENTS

         The undersigned (the "Subordinated Creditor") hereby acknowledges and consents to the amendment of the Agreement contained in the foregoing Second Amendment to Credit Agreement, acknowledges and reaffirms their obligations owing to Agent and Lenders under that certain Subordination Agreement dated as of August 31, 2000 with George S. Mennen FBO John Henry Mennen (the "Subordination Agreement") and any other Loan Documents to which it is a party, and agrees that such Subordination Agreement and Loan Documents are and shall remain in full force and effect. Although Subordinated Creditor has been informed of the matters set forth herein and has acknowledged and agreed to the same, Subordinated Creditor understands that Lenders have no obligation to inform Subordinated Creditor of such matters in the future or to seek Subordinated Creditor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.


WILMINGTON TRUST COMPANY AND GEORGE JEFF MENNEN,
CO-TRUSTEES U/A DATED 11/25/70 WITH GEORGE S.
MENNEN FBO JOHN HENRY MENNEN


By: Wilmington Trust Company, Co-Trustee

By:
-------------------------------------------------

Its:
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By: George Jeff Mennen, Co-trustee

Schedule 3.1
Term Loan B Amortization



     Date                              $ Amount
October 1, 2000                         $100.000.00
November 1, 2000                        $100.000.00
December 1, 2000                        $100.000.00
January 1, 2001                         $100.000.00
February 1, 2001                        $100.000.00
March 1, 2001                           $100.000.00
April 1, 2001                           $100.000.00
May 1, 2001                             $100.000.00
June 1, 2001                            $100.000.00
July 1, 2001                            $100.000.00
August 1, 2001                          $100.000.00
September 1, 2001                       $100.000.00
October 1, 2001                         $100.000.00
November 1, 2001                        $100.000.00
December 1, 2001                        $100.000.00
January 1, 2002                         $100.000.00
February 1, 2002                        $100.000.00
March 1, 2002                           $100.000.00
April 1, 2002                           $100.000.00
May 1, 2002                             $100.000.00
June 1, 2002                            $100.000.00
July 1, 2002                            $100.000.00
August 1, 2002                          $100.000.00
September 1, 2002                       $100.000.00
October 1, 2002                         $250,000.00
November 1, 2002                        $250,000.00
December 1, 2002                        $250,000.00
January 1, 2003                         $250,000.00
February 1, 2003                        $250,000.00
March 1, 2003                           $250,000.00
April 1, 2003                           $250,000.00
May 1, 2003                             $250,000.00
June 1, 2003                            $250,000.00
July 1, 2003                            $250,000.00
August 1, 2003                          $250,000.00
August 31, 2003                         $600,000.00